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                                                                    EXHIBIT 23.2


[Price Waterhouse LLP letterhead]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 28, 1997 appearing on page 22 of ENSCO International Incorporated's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Dallas, Texas
October 14, 1997


                                                   /s/ Price Waterhouse LLP